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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 22, 2004

                                MICROHELIX, INC.
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             (Exact name of registrant as specified in its charter)

           Oregon                        001-16781               91-1758621
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(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                   Number)            Identification No.)

16125 SW 72nd Avenue, Portland, OR                                  97224
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code 503-968-1600

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          (Former name or former address if changed since last report)

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Item 5. Other Events and Regulation FC Disclosure

      On April 22, 2004, Microhelix, Inc. (the "Company") issued a press release announcing that the Company had completed the previously announced sale of the Company's cable and wire division to Advanced Neuromodulation Systems, Inc., of Dallas, Texas.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

                  99.1  Press Release  issued by  Microhelix,  Inc. on April 22,
                        2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Microhelix, Inc.
                                                       (Registrant)

Date: April 22, 2004                   By: /s/ Tyram H. Pettit
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                                           Tyram H. Pettit
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Subject Matter

99.1              Press release issued by Microhelix, Inc. on April 22, 2004.


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